                                                                 EXHIBIT 10.11

                                 LEASE AGREEMENT


        THIS LEASE made in triplicate this 9th day October , 1996, between L & R Investments, a Washington General Partnership (Landlord) and Veritas Software, a California Corporation (Tenant).

        As Parties hereto. Landlord and Tenant agree:

1. LEASE DATA AND EXHIBITS:

(a) LEASED PREMISES. The leased premises (the "Premises") consists of suite(s) #13 on the 1 St. floor(s) outlined on the floor plans attached hereto as Exhibit "A" of the 14450 NE 29th Place Building located at 14450 NE 29th Place, Bellevue, WA 98007 (the "Building") and situated on the real property as more particularly described at Section 2 hereof (the "Land"). The premises shall include the Tenant improvements, if any, set forth and initialed on Exhibit B hereto.

(b) FLOOR AREA. The Agrees Floor Area of the Premises is 1,934 rentable square feet, and the Agreed Floor Area of the total Building is 47,310 square feet.

(c) Lease Term. The term shall be 3 years and no months, commencing on November 18, 1996 and expiring on November 30,1999 or such earlier or later date provided in paragraph 3 hereof.

(d) RENT. The monthly rent shall be $see per month, payable in advance on or before the first day of each month without offset or deduction at the offices of Landlord's building manager at or such other place designated by Landlord. Tenant has deposited with Landlord on the date hereof $ 2,739.83 to be applied to the first monthly rental payment due hereunder.

(e)     SECURITY DEPOSIT. The security deposit shall be $2,901.00 .

(f) USE. The premises shall be used only for General office for the propose of operating a Software Company and no other purpose of use without the written consent of Landlord.

                2. PREMISES: Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, upon terms and conditions herein set forth, those certain Premises described in Section 1 (a) hereof, located on the land in Bellevue, King County ,Washington (City, County, State) and more described in Exhibit C hereto.

3. TERMS: The Lease term shall be for the period stated in Section 1 (C) hereof. The lease term shall commence on the commencement date specified in Section 1 (C). If any, or on such later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises are ready for occupancy and specifying the commencement date, which shall not be less than 30 days following the date of such notice. Provided however, that if this Lease is executed prior to substantial completion of the building described in Section 1 (a) the commencement and termination dates of this Lease may at Landlord's sole option be extended by any period not to exceed 60 days from the date specified in
        Section 1 (C) because of delays due to casualties, acts of God, acts of Tenants, strikes, shortages of labor or material or other causes beyond the reasonable control of Landlord. If Tenant shall occupy the Premises for Permitted Uses prior to the date specified in Section 1 (C) of this Lease then commencement date shall be the date of such occupancy. Neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided herein.

4.      RENT: Tenant shall pay Landlord the monthly rental rate stated in
        Section 1(C) hereof without demand, deduction or offset, payable in lawful money of the United States in advance on or before the day specified in

        Section 1 (d) to Landlord at the offices of Landlord or its building manager at the place specified in Section 1 (d), or such other party at such other place as landlord may hereafter from time to time designate in writing. Rental for any partial month at the beginning or end of the Lease term shall be prorated Notwithstanding anything in Section 8 and 9 hereof, the rent payable by Tenant shall in no event be less than the rent specified in Section 1 (d) of this Lease.

5. SECURITY DEPOSIT. As security for the full and faithful performance of every covenant or condition of this lease to be performed by Tenant. Tenant has paid to Landlord the sum specified in Section 1 (C) hereof, the receipt of which is hereby acknowledged. If Tenant shall breach or default with respect to any covenant or condition of this Lease, including but not limited to the payment of rent, Landlord may apply all or any part of such deposit to the payment of any sum in default or any damage suffered by Landlord as a result of such breach or default, or other sum which Landlord may be required to spend or incur by reason of Tenant's breach, or any other sum which Landlord may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's breach or default, and in such event. Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. Any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, such shall be repaid to Tenant, without interest within thirty (30) days after the expiration or sooner termination of this lease.

        6. USES: The premises are to be used only for the specified in Section 1
        (f) hereof (the "Permitted Uses ). And for no other business or purpose without the written consent of Landlord. No act shall be done in or about the Premises that is unlawfull or that will increase the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in ir about the Premises which will cause any substantial noise or vibration or any increase in the normal use of electricpower. If any of Tenant's office machines and equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use of the Premises and shall observe such reasonable rules and regualtions as may be adopted and published by Ladlord for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therin, including but not limited to any regualtions attached to this lease.

                                    EXHIBIT D

         ADDITIONAL TERMS AND CONDITIONS TO LEASE DATED OCTOBER 9, 1996

         The following terms conditions incorporated into the lease:

                        The minimum base monthly rent provided in paragraph number I (d) of the Lease is as follows:

            1. RENT              Months      1 - 12      $2,740.00 per month
                                 Months      13 - 24     $2,820.00 per month
                                 Months      25 - 36     $2,901.00 per month

            2. CANCELLATION CLAUSE: Provided that the Tenant is not in default under the terms of the Lease and that Tenant is current on all rent and other costs through the effective date of termination the Landlord grants Tenant the right to terminate this Lease effective at the end of the 24h month of the Lease terms by providing the Landlord with 6 months prior written notice of Tenant's intent to cancel Lease. Upon Tenant's notice of Lease cancellation, Tenant shall remit a check in the amount of $2,500.00 to the Landlord as a cancellations fee.

            3. TENANT IMPROVEMENTS: Landlord shall re-carpet the premises with building standard carpet, color to be mutually agreed upon by Tenant and Landlord. Landlord will repaint the premises.

            4. PARKING EXPENSES: The Tenant shall receive its pro rata share of parking which equals 8 stalls of which I stall will be covered. Said covered parking stall shall be at a charge of $40.00 per month throughout the Lease term.

            5. OPERATING EXPENSES: Not withstanding the terms and conditions of paragraph 8, "cost of services and utilities", a 1997 base year for expenses shall be used. Any operating costs which exceed a 1997 base year shall be passed through to the Tenant as per the Lease agreement.

            6. OPTION TO EXTEND: Provided that the Tenant has not been in default in any of the covenants, conditions and provisions of this Lease, including prompt payment of all sums due herein, the Tenant shall have an option to extend the Lease. Agreement for one 3 year period on the following terms and conditions:


      A. Tenant shall exercise its options by notifying the Landlord, in writing, no earlier than nine (9) months or no later than six (6) months prior to the termination date of this lease.

      B. The rent shall be based upon the then current market rate for comparable property in the Bellevue area, including increases in the rent during the extended term.

      C. If the parties cannot agree upon a market rental rate for the extended term within forty-five (45) days after Tenant exercises its option to extend, then this option shall be null and void.

      D. All the conditions of this lease from the extended term shall be the same as provided in the lease except that paragraphs 1,2,6.3.of Exhibit D to this Lease shall not apply to the option period.

      E. In no event shall the rent for the extended period be less than the rent in effect for the preceding period.

            This option shall be null and void (and the Lease Term shall expire on the Termination Date) based on any one of the following :

1.) Tenant does not deliver to landlord written notice exercising such option within the time period set forth above.

2.) Tenant's rent (including Minimum Rent, Percentage Rent and Adjustments) is not paid when due for any three (3) months (consecutive or non-consecutive) during any Lease Year.

3.) Any notice of default is delivered by Landlord to Tenant pursuant to any terms of the Lease.

      This option applies in this instance only and is not to be construed as approval for any future options. This option is personal to the Tenant and is not transferable by Assignment, Sublease, death or sale of the business, and shall be null and void in the event of any Assignment or Sublease.

      7. INSURANCE

(a) Tenant shall, thoughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect:

      (i) A policy of general liability insurance, including a contractual liability endorsement covering Tenant's obligation under this lease hereof, insuring against claims of bodily injury or death or property damage or loss with a combined single limit at the commencement of this Lease of not less than two million Dollars ($2,000,000), which limit shall be reasonably increased during the term of this Lease at Landlord's request to reflect both increases in liability exposure arising from inflation as well as arising from changing legal liability standards, which policy is payable on an "occurrence" rather than a "claims made" basis, and which policy names Landlord and, at Landlords request, Landlord's mortgage lender(s) as additional insured;

      (ii) What is commonly referred to as "all risk" coverage property insurance (excluding earthquake and flood) covering Tenant's leasehold improvements, furniture, fixtures, equipment, inventory and other personal property located on the Premises, in the greater amount of (X) one hundred percent (100%) of the current replacement value thereof, or (y) $1 00,000; and

      (iii) Business interruption insurance in the amount sufficient to cover costs, expenses, rents due hereunder, damages and lost income should be Premises not be fully usable for a period of up to 6 months.

(b) All insurance policies required under this exhibit shall be with companies reasonably approved by Landlord and each policy shall provide that is not subject to cancellation or reduction in coverage except after thirty (30) days following written notice to Landlord. Tenant shall deliver to Landlord and, at Landlord's request, Landlord's mortgage lender(s),

      Agreement for one 3 year period on the following terms and conditions:

A. Tenant shall exercise its option by notifying the Landlord, in writing, no earlier than nine (9) months or no later than six (6) months prior to the termination date of this lease.

B. The rent shall be based upon the then current market rate for comparable property in the Bellevue area, including increases in the rent during the extended term.

C. If the parties cannot agree upon a market rental rate for the extended term within forty-five (45) days after Tenant exercises its option to extend, then this option shall be null and void.

D. All the conditions of this lease for the extended term shall be the same as provided in the lease except that paragraphs 1,2,6,3, of Exhibit D to this Lease shall not apply to the option period.

E. In no event shall the rent for the extended period be less than the rent in effect for the preceding period.

      This option shall be null and void (and the Lease Term shall expire on the Termination Date) based on any one of the following:

1.) Tenant does not deliver to landlord written notice exercising such option within the time period set forth above.

2.) Tenant's rent (including Minimum Rent, Percentage Rent and Adjustments) is not paid when due for any three (3) months (consecutive or non-consecutive) during any Lease Year.

3.) Any notice of default is delivered by Landlord to Tenant pursuant to any terms of the Lease.

      This option applies in this instance only and is not to be construed as approval for any future options. This option is personal to the Tenant and is not transferable by Assignment, Sublease, death or sale of the business, and shall be null and void in the event of any Assignment or Sublease.

                                    EXHIBIT C

      The west half of the Southwest quarter of the Southeast quarter of the southeast quarter of the southeast quarter of Section 22, Township 25 North, Range 5 East, W.M., in King County, Washington, except that portion lying within Northeast 24th Street, and except the portion thereof condemned by the state of Washington for highway purposes in King County Superior Court No. 722411.


                                    Exhibit B
                                     Deleted


                                    EXHIBIT A

                         14450 BLDG. - FIRST FLOOR PLAN
                        14450 N.E. 29th PL. Bellevue, WA
                        --------------------------------
                         N.T.S                   11.195


CORPORATE ACKNOWLEDGEMENT:

State of                           )
         -------------------------
                                   ) ss.

County of                          )
         --------------------------

On this day of ________, l9 before me personally appeared _______________ to me known to be the ______________ of the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

      IN WITNESS WHEREOF , I have hereunto set my hand and affixed by official seal the day and year first written above.

                               Signature:
                                          -------------------------------------
                              Print Name:
                                          -------------------------------------

                              Notary Public in and for the

                              State of
                                        ----------------------------------------
                              Residing in
                                          --------------------------------------
                              My appointment expires
                                                    ----------------------------


PARTNERSHIP ACKNOWLEDGEMENT:

State of                )
        ----------------
                        )ss.
County of               )
         ---------------

      On this ________ day of ___________, 19 before me personally appeared ________________ to me known to be the partner of _________________________ the partnership that executed the foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that is authorized on behalf of the partnership.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first written above.

                                 Signature:
                                           -------------------------------------

                                Print Name:
                                           -------------------------------------

Notary Public in and for the

State of
              --------------------------
Residing in
              --------------------------

My appointment expires
                        ----------------


INDIVIDUAL ACKNOWLEDGEMENT:
State of                )
         ---------------
                        ) ss.
County of               )
         ---------------

On this _________ day of ____________, l9 before me personally appeared ______________________ to me known to be the individual, or individuals, described in and who executed the within and foregoing instrument, and acknowledged that _________ signed the same as _________ free and voluntary act and deed, for the uses and purposes therein mentioned.

IN WITNESS WHEREOF THIS LEASE HAS BEEN EXECUTED THE DAY AND YEAR FIRST ABOVE SET FORTH.

LANDLORD: L & R Investments
          -----------------------------
BY:
          -----------------------------
TITLE:    Managing Partner
          -----------------------------
                                       :ss.
STATE OF:       Washington
          -----------------------------
COUNTY OF:      King
          -----------------------------

      On this 18th day of October , 1996 , before me personally appeared before me Herbert T. Rosen to me known to be the individual described in and as authorized representative for L & R Investments (Landlord) , who executed the within and foregoing instruments and acknowledged to me that he/she signed the same as his/her free and voluntary act and deed for the purpose therein mentioned.

      Given under my hand and official seal the day and year first above written.


                      -------------------------------------------
                      Notary Public in and for the
                      State of   Washington
                                 --------------------------------
                      Residing at Bothell
                                  -------------------------------

TENANT: Veritas Software
        --------------------------------------

----------------------------------------------
BY:
    ------------------------------------------
    Fred Van Den Bosch

TITLE:  Sr. Vice President, Engineering
        --------------------------------------
BY:
    ------------------------------------------

TITLE:
    ------------------------------------------


* See attached certificate

(INDIVIDUAL)
STATE OF
        --------------------------------------
                                              :ss.
COUNTY OF
           -----------------------------------

26. SURRENDER OF POSSESSION: Upon expiration or termination of this Lease. whether by lapse of time or otherwise . Tenant shall promptly and peacefully surrender the Premises to Landlord.

27. HOLDOVER: If tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the term of this Lease. Tenant shall be deemed to be occupying the Premises as a Month-to-Month Tenancy may be terminated as provided by the Laws, covenants and conditions herein specified, so far as applicable.

28. CONDEMNATION: If all of the Premises or such portion of the Building as may be required for the reasonable use of the Premises ,are taken by eminent domain, this Lease shall automatically terminate of the date Tenant is required to vacate to premises and all rentals shall be paid to that date. In case of a taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as or the date possession of such portion is delivered to the condemning authority. Landlord reserves all rights to damage to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damage or award, and Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not as part of the damages recoverable by Landlord.

29. NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord at the same place rent payment are made : to Tenant at the Premises: and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing : or such other addresses as may from time to time be designated by such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

30. COSTS AND ATTORNEYS FEES: If Tenant or Landlord shall take any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the premises , the losing party shall pay the successful party a reasonable sum for attorneys fees and costs in such action, at trail and on appeal, and such attorneys fees and costs shall be deemed to have accrued on the commencement of such action.

31. LANDLORD'S LIABILITY: Anything in this Lease to the contrary notwithstanding, covenants, undertaking and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertaking and agreements or for the purpose of binding Landlords personally or the assets of Landlord except Landlord's interest in the Premises and building. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreements of Landlord in this Lease contained.

32. LANDLORD'S CONSENT: Whenever Landlord's consent is required under the terms hereof, such consent shall not be unreasonably withheld.

33. ESTOPPEL CERTIFICATES: Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: The date this Lease was executed and the date it expires: the date Tenant entered into occupancy of the
      Premises: the amount of minimum monthly rental and the date to which such rental had been paid, and certifying that this Lease in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of agreement so effecting this Lease): that this Lease represents the entire agreement between the two parties as to this leasing: that all conditions under this Lease to be performed by the Landlord have been satisfied, including but without limitations all co-tenancy requirements: that all required contributions by Landlord to Tenants on account's to Tenant's improvements have been received: that on this date there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord: that no rental has been paid in advance: and that no security has been deposited with Landlords (or, if so , the amount thereof). It is intended that any such statements delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten(10) days of receipt by Tenant of a written request by owner as herein provided. Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any on information supplied by Landlord to a prospective purchaser or mortgage and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance that the security deposit is as stated in this Lease, and that not more than one month's rental has been paid in advance.

34. TRANSFER OD TENANTS INTEREST: This Lease Shall be assignable by Landlord without consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferree.

35. RIGHT TO PERFORM: If Tenant shall fail to pay any sum of the money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder: and such failure shall continue for ten (10) days after notice thereof by Landlord. Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in this event of the non-payment of sums due under this Section as in the case of default by Tenant in the payment of rent.

36.   GENERAL:

(a) The title to sections of this Lease are not a part of this Lease and shall have not effect upon the construction or interpretation of any part hereof. This Lease shall be construed and governed by the laws of the state of Washington .

(b) All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrator, successors and signs.

(c) This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the premises and Tenant's use of the Building and other matters set forth I this Lease. No Prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant. Any provision of this Lease shall prove to be invalid, void or illegal shall in no way effect, impair or invalidate any other provision hereof and the remaining provision hereof shall nevertheless remain in full force and effect.

(d) To the extent required by law, this building shall be an open occupancy building.

(e)   Any rent, additional rent or other

17. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause. Landlord and Tenant do each herewith and hereby release and relieve the other and any other tenant, their agents or employees from responsibility for and waive their entire claim of recovery for (I) any loss or damage to the real personal property of either located anywhere in the Building, including the Building itself, arising out of incident to the occurrence of any of the perils which may be covered by their respective fire insurance policies with extended coverage endorsements, or
      (ii) loss resulting from business interruption at the Premises or loss of rental income from the Building arising out of or incident to the occurrence of any of the perils which may be covered by the business interruptions insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall cause its insurance carriers to consent to such waive all rights of subrogation against the other party.

            18. INDEMNIFICATION: Tenant shall defend and indemnify Landlord and save it harmless from and against any and all liability damages, costs, or expenses, including attorneys fees, arising from any act, omission , or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invites or visitors in or about the Premises, or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury or damage, however and by whomsoever caused, to any person or property, occurring in or about the Premises: provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contracts, licenses, agents, servants, employees, guests, invitees or visitors.

            Landlord shall not be liable for any loss or damage to person or property sustained by Tenant or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair, or the bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act or neglect of any tenant or occupant of the building, or of any other person, or by other cause of whatsoever nature. Tenant agrees to use and occupy the Premises and other facilities of the Building at its own risk and hereby release Landlord, its agents and employees from all claims for any damage or injury to the full extent permitted by law.

            19. ASSIGNMENT AND SUBLETTING: Tenant shall not assign, transfer, mortgage or encumber this Lease nor sublet the whole or any part of the Premises without first obtaining Landlord's written consent, which consent shall require that such subtenant or assignee shall consent to be bound by all of the terms and conditions of this Lease no such assignment or subletting shall relieve Tenant of any liability under this Lease regardless of whether such liability arises by or through Tenant. Assignment or subletting shall not operate as a waiver of the necessary for a written consent to any subsequent assignment or subletting, and the term of such consent shall be binding upon any person holding by, under or through Tenant. Landlord may, at its election, collect rent directly from such assignee or subtenant.

            If Tenant is a corporation, then any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, the majority or controlling interest of its outstanding voting stock, shall constitute an assignment for the purpose of this section.

20. ADVERTISING: Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises of the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby.

21. LIEN AND INSOLVENCY: Tenant shall keep the Premises and the Building free from any liens arising out of any work performed materials ordered or obligations incurred by Tenant. If Tenant becomes insolvent , voluntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's right of possession under this Lease at Landlord's option and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

22. DEFAULTS: Time is the essence hereof, and in the event Tenant shall violate or breach or fail to keep or perform any convenant agreement, term or condition of this Lease, and if such default or violation shall continue or shall not be remedied within three (3) days (or, if no default in the rental is involved, within ten (10) after notice in writing thereof is given by Landlord to tenant, specifying the matter claimed to be in default, or if Tenant shall abandon or vacate the Premises or any portion thereof. Landlord, at its option, may immediately declare Tenant's rights under this lease terminated, and reenter the Premises using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property from the Premises. Notwithstanding any such reentry, the liability of Tenant for the full rental provided for herein shall not be extinguished for the balance of this Lease, and Tenant shall make good to Landlord any deficiency arising from a reletting of the Premises at a lesser rental, plus the costs and expenses of renovating, altering and reletting the Premises, including attorneys fees or brokers fees incident to Landlord's reentry or reletting. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord or, at Landlord may recover, in addition to any other sums, the amount at the time of judgment by which the unpaid rental for the balanced for the term after the judgment exceeds the amount of rental loss which Tenant proves could be reasonably avoided, discounted at the rate or seven percent (7%). In reletting the Premises, Landlord may grant rent concessions and Tenant shall not be credited therefor. Nothing herein shall be deemed to affect the right of Landlord to recover for indemnification under Section 18 herein arising prior to termination of this Lease, or for any other remedy at law or in equity.

23. PRIORITY: Upon demand by Landlord or the holder of any mortgage or deed of trust now existing or that may hereafter be placed upon the premises or the Building. Tenant will execute an agreement of subordination, nondisturbance and attornment in form acceptable to Landlord and to such mortgage holder. In the absence of such Agreement, Tenant agrees that this Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Premises or the Building and to any and all advances to be made thereunder and to interest thereon, and all renewals, replacements or extensions thereof.

24. REMOVAL OF PROPERTY: Upon expiration or sooner termination of this Lease. Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided: (a) such removal is made prior to the termination or expiration of this Lease. (b) Tenant is not in default of any provision of this Lease at the time of such removal and (C) Tenant immediately repairs all damages caused by or resulting from such removal. All other property in the Premises and alternations or additions thereto (including, without limitations, wall to wall carpeting, paneling, wall covering, or lighting fixtures and apparatus) and any other article affixed to the floor, wall or ceiling of the Premises shall become the property of Landlord and shall remain upon and be surrendered with the Premises, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing. Tenant will, prior to termination of this Lease, remove such alternation, additions, fixtures, equipment and property placed installed by it in the Premises as requested by Landlord, and will immediately repair any damage caused by or resulting from such removal, to the condition of the Premises prevailing upon commencement of this Lease, reasonable wear and tear excepted.

            If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Premises or the Building at the termination of this Lease or when Landlord has the right of reentry. Landlord may, at its option, remove and store said property without liability for loss therefor or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after has been stored to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of 30 days or more. Landlord may, at its option, sell or permit to be sold, any or all of such property at public or private sale.

9. PROPERTY TAXES AND INSURANCE PREMIUMS. The rent provided in Section 1(d) of this Lease shall be adjusted to reflect changes in Landlord's total cost of property taxes and insurance premium for the Building. The adjustment shall be made as follows:

            9.1 PROPERTY TAXES. "Property Taxes" shall mean all real property taxes and personal property taxes, charges and assessments levied with respect to the Land, the Building and any improvements, fixtures and equipment and all property of Landlord, real or personal located in or on the Building and used in connection with the operation of the Building.

            9.2 INSURANCE PREMIUMS. "Insurance Premiums" shall mean all insurance premiums paid with respect to damage to or liability arising from use of the Building and any improvements, fixtures and equipment, and all property of the Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building along with any extended coverage, fire coverage, liability and any other insurance coverage deemed necessary by Landlord.

            9.3 RENTAL ADJUSTMENT FOR TAXES AND INSURANCE: If the amount of Property Taxes and Insurance Premium on the Land and the Building payable in a calendar year during the Lease term exceeds the amount of such taxes and Premium payable in the calendar year the Lease term commenced, then Landlord shall notify Tenant in writing and Tenant shall within 10 days of receipt of such notice reimburse Landlord for Tenant's proportionate share of such excess. Said share shall be an amount that bears the same ratio to such excess that the Agreed Floor Area of the Premises bears to the Agreed Floor Area of the Building as stated in Paragraph 1(b) hereof.

            10. TAX ON RENTAL: If any governmental authority shall in any manner levy a tax on rental payable under this Lease or rental accruing from use of property, or such tax in any form against Landlord measured by income derived from the leasing or rental of the Building, such tax shall be paid by Tenant either directly or through Landlord: provided however, that Tenant shall not be liable to pay any net income tax imposed on Landlord.

            11. IMPROVEMENTS: All standard or special tenant improvements listed on Exhibits B hereto, or paid for by Landlord shall at all times be the property of Landlord. Subject to Paragraph 24 hereof, upon the expiration or sooner termination of this Lease, all improvements and additions to the Premises made by Tenant shall become the property of Landlord.

            12. ALTERNATIONS AND CARE OF PREMISES: Tenant shall take good care of the Premises and shall promptly make all necessary repairs and maintenance, except those to be made by Landlord as provided herein. Tenant shall, at the expiration or termination of this Lease, surrender and deliver the Premises to Landlord in as good condition as when received by Tenant or as thereafter improved, reasonable use and wear and damage by fire or other casualty excepted.

            Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add disturb or in any way change any flooring covering, wall covering, fixtures, plumbing or writing without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specification approved by Landlord. If such by Landlord is given, the work in such connections shall be at Tenant's expense and shall be performed by workmen and contractors approved by Landlord and in manner and upon terms and conditions and at such time satisfactory to and approved in advance in writing by Landlord. Such consent shall be conditioned upon Tenant's contractor's, workmen or suppliers working in harmony with and not interfering with workmen or contractors of Landlord or of another Tenant. If Tenant's contractors, workmen or suppliers do in the opinion of Landlord, cause such disharmony or interference. Landlord consent to such work may be withdrawn upon written notice to Tenant.

            All damage or injury done to the Premises by Tenant or by any persons who may be in or upon the Premises with the consent of Tenant, including the cracking or breaking of glass of any windows and doors, shall pay for all damage to the Building and any appurtenances thereto caused by Tenant or Tenant's agents: invitees, "licenses" or employees. Tenant shall not put any curtains, draperies or other hanging on or besides the windows in the Premises without first obtaining Landlord's consent. All normal repairs necessary to maintain the Premises in a tenantable condition shall be done by or under the direction of Landlord and at Landlord's expense except as otherwise provided herein. Tenant shall promptly notify Landlord of any damage to the Premises requiring repair. Landlord shall be the sole judge as to what repairs are necessary.

            13. ACCEPTANCE OF PREMISES: If this Lease shall be entered into prior to the completion of the Building or Tenant improvements in the Premises to be occupied by Tenant, the acceptance of the Premises by Tenant shall be deferred until five (5) days after Tenant's receipt of a written notice by Landlord to Tenant of the completion of such construction. Tenant shall within five (5) days after receipt of such notice make such inspection of the Premises as Tenant deems appropriate, and, except as otherwise notified by Tenant in writing to Landlord within such period. Tenant shall be deemed to have accepted the Premises in their condition. If, as a result of such inspection Tenant discovers minor deviations from the plans and specification for Tenant's improvements of a nature commonly found on a "punch list" (as that term is used in the construction industry). Landlord shall promptly correct such deviations and variations upon receipt of such notice from the Tenant. The existence of such punch list items shall not postpone the commencement date of this Lease.

            14. SPECIAL IMPROVEMENT: At Landlord's request. Tenant shall deposit with Landlord, prior to Landlord undertaking any special improvements requested by Tenant, an amount which Landlord has estimated to be the Tenant's portion of the costs of any special improvements. Upon completion of such special improvements. Landlord shall present Tenant with an invoice for Landlord's cost of such improvements, and Tenant shall pay Landlord the total amount in excess of the aforementioned deposit within ten (10) days of Landlord tendering such invoice. In the event the deposit exceeds the cost as reflected by the invoice. Landlord, within said ten
      (10) day period, shall reimburse to Tenant the difference. Special improvements requested by Tenant shall include, but not be limited to counter, partitioning, electrical, and telephone outlets, cabinets, and plumbing connections other than those described on Exhibit B or other attachment hereto which are not to be provided (by agreement between the parties) at Landlord's expense.

            15. ACCESS: Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Nothing contained in this Section 15 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators, or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective Tenants within the period of 180 days prior to the expiration or sooner termination of the Lease term. Landlord shall not be liable for the consequences of admitting by passkey, or refusing to admit, to the Premises Tenant or any of Tenant's agents or employees or other persons claiming the right of admittance.

            16. DAMAGE OR DESTRUCTION: If the Premises shall be destroyed or rendered untenantable, either wholly or in part, by fire or other unavoidable casualty. Landlord may at its option either (a) terminate this Lease provided herein, or (b) restore the Premises to their previous condition, and in the meantime the monthly rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof. Unless Landlord, within 30 days after receipt from Tenant of notice that Tenant deems the Premises untenantable, shall notify Tenant of its election not to restore the Premises and to terminate the Lease, this Lease shall continue in full force and effect. If the damage is due directly to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guest, invitees or visitors, there shall be no abatement of rent.

7. SERVICES AND UTLITIES: As long as Tenant is not in default under any of the provisions of this Lease. Landlord shall maintain the premises and the public and common areas of the Building, such as lobbies, elevators, stair, corridors and/or restrooms in reasonably good order and conditions except for damage occasioned by act or omission of Tenant, the repairs of which damage shall be paid by Tenant.

            Between 8:00 a.m. and 6:00 p.m.. Monday through Friday (excluding legal holidays). Landlord shall furnish the Premises with electricity for lighting and operation of low power usage office machines, water, heat and normal air conditioning and elevator service. Landlord shall also provide light replacement service for landlord-furnished light, toilet room supplies in restrooms other than those constructed at Tenant's request within the Premises, window washing at reasonable intervals, and customary building janitor service. No janitorial service shall be provided Saturdays, Sunday or holidays.

            Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. In the event of such interruption or failure, however. Landlord shall use reasonable diligence to restore such service. No temporary interruption or failure of such services incident to the making of repairs, alterations or improvements, or due to accident or strike or conditions or events beyond the Landlord's reasonable control shall be deemed an eviction of Tenant's obligations hereunder.

            Before installing ant equipment in the Premises that generates more than a minimum amount of heat. Tenant shall obtain the written permission of Landlord and Landlord may refuse to grant such permission if the amount of heat generated would place an above average burden on the air-conditioning system for the Building unless Tenant shall agree to pay at Landlord's election: (a) the costs of Landlord for installation, operation and maintenance of supplementary air conditioning units as necessitated by such equipment: (b) an amount determined by Landlord to cover the additional burden on the existing air conditioning system generated by such Tenant equipment.

            If Tenant uses any equipment in the Premises requiring above-average power usage (including but not limited to computers and data processing equipment and nonstandard office equipment). Tenant shall, in advance, on the first day of each month during the Lease term, pay Landlord as additional rent the reasonable amount estimated by Landlord as the cost of furnishing electricity for such purpose unless so stated therein.

            Tenant shall pay prior the delinquency all personal property taxes payable with respect to all property of Tenant located on the Premises or the Building and shall provide promptly upon request of Landlord written proof of such payment.

8. COST OF SERVICES AND UTILITIES: The rent provided in Section 1 (b) of this Lease shall be adjusted annually to reflect changes in Landlord's total cost of operating the Building. The adjustment shall be made as follows:

      8.1 DEFINITIONS. A used herein, the following terms shall have the respective meaning hereafter specified unless the context otherwise specifies or clearly requires:

            "Lease Year" shall mean a calendar year commencing January 1 and December 31.

            "Base Year" shall mean the Lease Year during which this Lease commences: provided, however, it this Lease commences after June 30, the Base Year shall be the following Lease Year.

            "Operating Costs" shall mean all expenses paid or incurred by landlord for maintaining, operating and repairing the Building the Land, and the personal property used in conjunction therewith, including but not limited to all expenses paid or incurred by Landlord for electricity, water, gas, sewers, refuse collection, telephone charges not chargeable to tenants and similar utilities services: the cost of supplies, janitorial and cleaning services, window washing, costs of management, cost of services of independent contractors, the cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expense or charge (except real property and insurance premiums) which, accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating, or repairing the Building.

            "Actual Direct Costs" shall mean the actual expenses paid or incurred by Landlord for Operating Costs during any Lease Year of the term thereof.

            "Actual Direct Cost Allocable to the premises" shall mean the same proportion of the Actual Direct Costs as Agreed Floor Area of the Premises bears to the amount of the Agreed Floor Area of the Building, as set forth in Section 1 (b), which has been leased.

            "Estimated Direct Cost Allocable to the Premises" shall mean Owner's estimate of Actual Direct Cost Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8.2 and 8.3.

            "Base Amount " is the Actual Direct Cost Allocable to the Premise for the Base Year.

      8.2 RENTAL ADJUSTMENT FOR ESTIMATED COST. At least 30 days prior to the commencement of each Lease Year (except the Base Year) during the term hereof. Landlord shall furnish Tenant a written statement of the Estimated Direct Cost Allocable to the Premises for such Lease Year, and a calculation of rental adjustment as follow:
      One-twelfth(1/12) of the amount, if any, by which the Estimated Direct Cost Allocable to the Premises exceeds or is less than the Base Amount shall be added to, or deducted from as the case may be, the monthly rental payable by Tenant under this Lease for each month during such Lease Year.

      8.3 ACTUAL COSTS. Within 90 days after the close of each Lease Year during the term thereof, Landlord shall deliver to Tenant a written statement setting forth the Actual Direct Cost Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed the Estimated Direct Costs Allocable to the Premises paid by Tenant to Landlord pursuant to Section 8.2 for such Lease Year. Tenant shall pay the amount of such excess to Landlord as additional rental within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to
      Section 8.2. then the amount of such overpayment shall be paid by Landlord to Tenant within 30 days following the date of such statement.

      8.4 DETERMINATIONS: The determinations of Direct Costs Allocable to the premises and Estimated Direct Cost Allocable to the Premises shall be made by Landlord. Any increase in rental pursuant to this Section shall be additional rent payable by Tenant hereunder and in the event of nonpayment thereof. Landlord shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

      8.5 END OF TERM. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between Estimated and Actual Direct Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Year to and including such termination date bears to 365: and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery of the statement of Direct Costs Allocable to the Premises with respect to such Lease Year.